Exhibit 99.1

Contact:	Dan Cravens 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS DECEMBER TRAFFIC RESULTS
TEMPE, Ariz. Jan. 6, 2010 — US Airways Group, Inc. (NYSE: LCC) today announced December, fourth quarter and full-year 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.5 billion, down 3.6 percent versus December 2008. Capacity was 5.7 billion available seat miles (ASMs), down 2.4 percent versus December 2008. Passenger load factor for the month of December was 79.3 percent, down 1.0 point versus December 2008.
US Airways President Scott Kirby said, “Our December consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) decreased approximately two percent versus the same period last year while total revenue per available seat mile decreased approximately one percent on a year-over-year basis. As we close calendar year 2009, we are pleased our revenue performance continued to show improvement with positive trends in both booked yields and corporate revenue.
“We would also like to thank our 32,000 employees for their tremendous efforts to take care of our customers during a challenging holiday travel period. We continued our strong operational performance throughout 2009 and look forward to building upon that momentum into 2010.”
For the first ten months of 2009, as reported by the U.S. Department of Transportation (DOT), US Airways was number one in on-time performance among the nation’s five largest network carriers. For the month of December, US Airways’ preliminary on-time performance as reported to the DOT was 75.2 percent with a completion factor of 96.9 percent. Adverse winter weather and new TSA-mandated security protocols impacted these metrics.
The following summarizes US Airways Group’s traffic results for the month, quarter and full-year ended December 31, 2009 and 2008, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
DECEMBER

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,523,552	3,783,773	(6.9)
Atlantic	578,687	524,544	10.3
Latin	385,969	347,676	11.0

Total Mainline Revenue Passenger Miles	4,488,208	4,655,993	(3.6)

Mainline Available Seat Miles (000)
Domestic	4,383,398	4,617,875	(5.1)
Atlantic	752,776	720,175	4.5
Latin	525,607	462,879	13.6

Total Mainline Available Seat Miles	5,661,781	5,800,929	(2.4)

Mainline Load Factor (%)
Domestic	80.4	81.9	(1.5)	pts
Atlantic	76.9	72.8	4.1	pts
Latin	73.4	75.1	(1.7)	pts

Total Mainline Load Factor	79.3	80.3	(1.0)	pts

Mainline Enplanements
Domestic	3,582,856	3,913,236	(8.4)
Atlantic	141,550	135,938	4.1
Latin	287,332	283,062	1.5

Total Mainline Enplanements	4,011,738	4,332,236	(7.4)
QUARTER TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	10,582,860	11,134,185	(5.0)
Atlantic	1,884,747	1,667,881	13.0
Latin	869,733	815,565	6.6

Total Mainline Revenue Passenger Miles	13,337,340	13,617,631	(2.1)

Mainline Available Seat Miles (000)
Domestic	13,126,292	13,672,603	(4.0)
Atlantic	2,420,674	2,279,525	6.2
Latin	1,174,101	1,075,336	9.2

Total Mainline Available Seat Miles	16,721,067	17,027,464	(1.8)

Mainline Load Factor (%)
Domestic	80.6	81.4	(0.8)	pts
Atlantic	77.9	73.2	4.7	pts
Latin	74.1	75.8	(1.7)	pts

Total Mainline Load Factor	79.8	80.0	(0.2)	pts

Mainline Enplanements
Domestic	10,967,871	11,696,230	(6.2)
Atlantic	466,347	431,311	8.1
Latin	683,191	678,731	0.7

Total Mainline Enplanements	12,117,409	12,806,272	(5.4)
YEAR TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	44,314,111	47,914,796	(7.5)
Atlantic	9,341,654	8,525,523	9.6
Latin	4,235,006	4,129,494	2.6

Total Mainline Revenue Passenger Miles	57,890,771	60,569,813	(4.4)

Mainline Available Seat Miles (000)
Domestic	53,253,229	58,084,174	(8.3)
Atlantic	11,994,666	10,989,785	9.1
Latin	5,480,590	5,077,339	7.9

Total Mainline Available Seat Miles	70,728,485	74,151,298	(4.6)

Mainline Load Factor (%)
Domestic	83.2	82.5	0.7	pts
Atlantic	77.9	77.6	0.3	pts
Latin	77.3	81.3	(4.0)	pts

Total Mainline Load Factor	81.8	81.7	0.1	pts

Mainline Enplanements
Domestic	45,246,798	49,252,067	(8.1)
Atlantic	2,368,010	2,189,843	8.1
Latin	3,401,229	3,378,195	0.7

Total Mainline Enplanements	51,016,037	54,820,105	(6.9)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
DECEMBER

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	160,474	164,208	(2.3)

Express Available Seat Miles (000)
Domestic	241,318	256,241	(5.8)

Express Load Factor (%)
Domestic	66.5	64.1	2.4	pts

Express Enplanements
Domestic	600,537	602,495	(0.3)
QUARTER TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	519,751	509,325	2.0

Express Available Seat Miles (000)
Domestic	749,455	781,268	(4.1)

Express Load Factor (%)
Domestic	69.4	65.2	4.2	pts

Express Enplanements
Domestic	1,955,982	1,887,108	3.6
YEAR TO DATE

	2009	2008	% Change

Express Revenue Passenger Miles (000)
Domestic	2,127,324	2,170,025	(2.0)

Express Available Seat Miles (000)
Domestic	3,126,779	3,244,253	(3.6)

Express Load Factor (%)
Domestic	68.0	66.9	1.1	pts

Express Enplanements
Domestic	7,905,484	7,839,737	0.8

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
DECEMBER

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,684,026	3,947,981	(6.7)
Atlantic	578,687	524,544	10.3
Latin	385,969	347,676	11.0

Total Consolidated Revenue Passenger Miles	4,648,682	4,820,201	(3.6)

Consolidated Available Seat Miles (000)
Domestic	4,624,716	4,874,116	(5.1)
Atlantic	752,776	720,175	4.5
Latin	525,607	462,879	13.6

Total Consolidated Available Seat Miles	5,903,099	6,057,170	(2.5)

Consolidated Load Factor (%)
Domestic	79.7	81.0	(1.3)	pts
Atlantic	76.9	72.8	4.1	pts
Latin	73.4	75.1	(1.7)	pts

Total Consolidated Load Factor	78.7	79.6	(0.9)	pts

Consolidated Enplanements
Domestic	4,183,393	4,515,731	(7.4)
Atlantic	141,550	135,938	4.1
Latin	287,332	283,062	1.5

Total Consolidated Enplanements	4,612,275	4,934,731	(6.5)
QUARTER TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,102,611	11,643,510	(4.6)
Atlantic	1,884,747	1,667,881	13.0
Latin	869,733	815,565	6.6

Total Consolidated Revenue Passenger Miles	13,857,091	14,126,956	(1.9)

Consolidated Available Seat Miles (000)
Domestic	13,875,747	14,453,871	(4.0)
Atlantic	2,420,674	2,279,525	6.2
Latin	1,174,101	1,075,336	9.2

Total Consolidated Available Seat Miles	17,470,522	17,808,732	(1.9)

Consolidated Load Factor (%)
Domestic	80.0	80.6	(0.6)	pts
Atlantic	77.9	73.2	4.7	pts
Latin	74.1	75.8	(1.7)	pts

Total Consolidated Load Factor	79.3	79.3	—	pts

Consolidated Enplanements
Domestic	12,923,853	13,583,338	(4.9)
Atlantic	466,347	431,311	8.1
Latin	683,191	678,731	0.7

Total Consolidated Enplanements	14,073,391	14,693,380	(4.2)
YEAR TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	46,441,435	50,084,821	(7.3)
Atlantic	9,341,654	8,525,523	9.6
Latin	4,235,006	4,129,494	2.6

Total Consolidated Revenue Passenger Miles	60,018,095	62,739,838	(4.3)

Consolidated Available Seat Miles (000)
Domestic	56,380,008	61,328,427	(8.1)
Atlantic	11,994,666	10,989,785	9.1
Latin	5,480,590	5,077,339	7.9

Total Consolidated Available Seat Miles	73,855,264	77,395,551	(4.6)

Consolidated Load Factor (%)
Domestic	82.4	81.7	0.7	pts
Atlantic	77.9	77.6	0.3	pts
Latin	77.3	81.3	(4.0)	pts

Total Consolidated Load Factor	81.3	81.1	0.2	pts

Consolidated Enplanements
Domestic	53,152,282	57,091,804	(6.9)
Atlantic	2,368,010	2,189,843	8.1
Latin	3,401,229	3,378,195	0.7

Total Consolidated Enplanements	58,921,521	62,659,842	(6.0)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways also initiated or announced the following new service offerings during the month of December:
•	Commenced its first-ever service to South America with daily, nonstop service from its Charlotte hub to Rio de Janeiro, Brazil. The year-round service, which originates at the airline’s Philadelphia hub, will be operated with Boeing 767 aircraft with seating for 18 in Envoy, US Airways’ international business class, and 186 in the main cabin
•	Initiated new, daily, nonstop service between its largest hub in Charlotte and Honolulu, Hawaii on the island of Oahu. The year-round flight complements US Airways’ daily nonstop service to Oahu, Maui, Kauai and the Big Island from its Phoenix hub. The flight will be operated with Boeing 767 aircraft with seating for 18 in First Class and 186 in the main cabin.
•	Announced daily, year-round nonstop service to Rome from Charlotte beginning on May 13, 2010. The new flight will complement US Airways’ daily nonstop service to Rome from Philadelphia, the airline’s international gateway.
•	Inaugurated the airline’s first ever service to Montego Bay, Jamaica from its Western U.S. hub at Phoenix Sky Harbor International Airport. This new route complements existing service to Jamaica from US Airways’ two East Coast hubs in Charlotte, N.C., and Philadelphia, as well as Boston. Passengers will travel from Phoenix to Montego Bay on an Airbus A319 aircraft with seating for 12 in First Class and 112 in the main cabin.
•	Unveiled new seasonal nonstop service to Anchorage, Alaska from its Philadelphia hub to begin June 1, 2010, complementing existing year-round Anchorage service from Phoenix.
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,000 flights per day and serves more than 190 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 19,700 daily flights to 1,077 airports in 175 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city at Ronald Reagan Washington National Airport. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration for its Charlotte hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; the impact of economic conditions and their impact on passenger demand and related revenues; a reduction in the availability of financing, changes in prevailing interest rates and increased costs of financing; the Company’s high level of fixed obligations and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes and operate pursuant to the terms of its financing facilities (particularly the financial covenants); the impact of fuel price volatility, significant disruptions in fuel supply and further significant increases to fuel prices; the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations, including the ability of the Company to complete the integration of the labor groups of the Company and America West Holdings; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of the integration of the Company’s business units; the impact of changes in the Company’s business model; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the impact of industry consolidation; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s route network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; weather conditions and seasonality of airline travel; the cyclical nature of the airline industry; the impact of insurance costs and disruptions to insurance markets; the impact of foreign currency exchange rate fluctuations; the ability to use NOLs and certain other tax attributes; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended September 30, 2009 and in the Company’s other filings with the SEC, which are available at www.usairways.com.
-LCC-